                                   AGREEMENT

                                    BETWEEN

                           OFFICE AND DISTRIBUTION
                       EMPLOYEES' UNION LOCAL 99, UNITE

                                     AND

                           LECHTERS, INC. (OFFICE)

                                      *

                         JULY 1, 1997 - JUNE 30, 2000


                                                          [REVISED - 10/15/97]

                               TABLE OF CONTENTS

UNION RECOGNITION............................................................1

SCOPE OF AGREEMENT...........................................................1

HIRING OF EMPLOYEES..........................................................2

UNION SECURITY...............................................................3

TRIAL PERIOD.................................................................3

TEMPORARY EMPLOYEES..........................................................4

SENIORITY, LAYOFF AND LEAVE OF ABSENCE.......................................4

HOURS OF WORK................................................................5

OVERTIME PAY.................................................................5

PAYMENT OF APPEARANCE FOR WORK...............................................6

GENERAL WAGE INCREASE........................................................7

MINIMUM WAGE.................................................................7

HOLIDAYS.....................................................................7

VACATIONS...................................................................10

AUTHORITY TO ACT FOR UNION..................................................11

NO-STRIKE PROVISION.........................................................12

NO LOCK-OUT PROVISION.......................................................13

ARBITRATION.................................................................13

CHECK OFF OF DUES...........................................................16

BENEFIT FUNDS...............................................................16

SEVERANCE FUND - TERMINATION OR DISMISSAL OF BENEFITS.......................21

DISCHARGE OF EMPLOYEES......................................................24

SHOP STEWARD AND COMMITTEE..................................................24

RIGHT OF VISITATION.........................................................25

STRIKES OF UNITE AFFILIATES.................................................25

EXAMINATION OF RECORDS......................................................25

PENALTY UPON FAILURE TO PAY DUES AND CONTRIBUTIONS..........................25

MANAGEMENT RIGHTS...........................................................26

UNION RECOGNITION IN ADDITIONAL FACILITIES..................................26

REMOVAL OF FACILITIES.......................................................27

CONTRACTING OUT.............................................................27

REORGANIZATION..............................................................28

SURVIVAL OF LIABILITY.......................................................28

CONTINUING OBLIGATIONS IN THE EVENT OF SALE OR TRANSFER.....................28

INVALIDITY OF PART OF AGREEMENT.............................................29

NO DISCRIMINATION...........................................................30

EXISTING BENEFITS...........................................................30

JURY DUTY...................................................................30

TIME OFF FOR UNION MEETINGS.................................................30

UNUSUAL WEATHER CONDITIONS..................................................31

FIRE DRILLS.................................................................31

HEALTH AND SAFETY...........................................................31

NO MODIFICATION OR WAIVER...................................................31

DURATION OF AGREEMENT.......................................................32

401(k) SAVINGS PLAN.........................................................32

UNION RECOGNITION............................................................1

SCOPE OF AGREEMENT...........................................................1

HIRING OF EMPLOYEES..........................................................2

UNION SECURITY...............................................................3

TRIAL PERIOD.................................................................3

TEMPORARY EMPLOYEES..........................................................4

SENIORITY, LAYOFF AND LEAVE OF ABSENCE.......................................4

HOURS OF WORK................................................................5

OVERTIME PAY.................................................................5

PAYMENT OF APPEARANCE FOR WORK...............................................6

GENERAL WAGE INCREASE........................................................7

MINIMUM WAGE.................................................................7

HOLIDAYS.....................................................................7

VACATIONS...................................................................10

AUTHORITY TO ACT FOR UNION..................................................11

NO-STRIKE PROVISION.........................................................12

NO LOCK-OUT PROVISION.......................................................13

ARBITRATION.................................................................13

CHECK OFF OF DUES...........................................................16

BENEFIT FUNDS...............................................................16

SEVERANCE FUND - TERMINATION OR DISMISSAL OF BENEFITS.......................21

DISCHARGE OF EMPLOYEES......................................................24

SHOP STEWARD AND COMMITTEE..................................................24

RIGHT OF VISITATION.........................................................25

STRIKES OF UNITE AFFILIATES.................................................25

EXAMINATION OF RECORDS......................................................25

PENALTY UPON FAILURE TO PAY DUES AND CONTRIBUTIONS..........................25

MANAGEMENT RIGHTS...........................................................26

UNION RECOGNITION IN ADDITIONAL FACILITIES..................................26

REMOVAL OF FACILITIES.......................................................27

CONTRACTING OUT.............................................................27

REORGANIZATION..............................................................28

SURVIVAL OF LIABILITY.......................................................28

CONTINUING OBLIGATIONS IN THE EVENT OF SALE OR TRANSFER.....................28

INVALIDITY OF PART OF AGREEMENT.............................................29

NO DISCRIMINATION...........................................................30

EXISTING BENEFITS...........................................................30

JURY DUTY...................................................................30

TIME OFF FOR UNION MEETINGS.................................................30

UNUSUAL WEATHER CONDITIONS..................................................31

FIRE DRILLS.................................................................31

HEALTH AND SAFETY...........................................................31

NO MODIFICATION OR WAIVER...................................................31

DURATION OF AGREEMENT.......................................................32

401(k) SAVINGS PLAN.........................................................32

      AGREEMENT made and entered into the _____ day of October, 1997, effective as of July 1, 1997 by and between Lechters, Inc. (Office), hereinafter referred to as the "Employer" and the Office and Distribution Employees' Union, Local 99, UNITE, affiliated with the AFL-CIO, hereinafter referred to as the "Union."

                                   WITNESSETH:

      WHEREAS, the parties hereto desire to regulate mutual relations between the Employer and the Union with a view toward securing harmonious cooperation between them and averting disputes; and

      WHEREAS, the Union represents the overwhelming majority of the workers employed by the Employer in the job functions hereinafter set forth employed by the Employer.

      NOW, THEREFORE, in consideration of the mutual promises set forth, the parties hereto agree with each other as follows:

                                UNION RECOGNITION

      1. The Employer recognizes the Union as the sole and exclusive bargaining agent and representative of the employees covered by this Agreement for the purposes of collective bargaining with respect to all matters affecting such employees.

                               SCOPE OF AGREEMENT

      2. This contract shall apply to and cover workers employed in the following job functions in the office at One Cape May Street, Harrison, New Jersey and any other office within one hundred (100) miles from the present location in Harrison, New Jersey, to which this Agreement shall apply as set forth in paragraphs 29 and 30 hereof:

      Accounting Clerks             Bookkeeper
      Statistical Clerks            Calculating Machine Operators
      Stenographers                 Comptometer Operators

      Typists                       Bookkeeping Machine Operators
      General Office Clerks         Payroll Clerks (non-confidential)
      Mail Clerks                   Switchboard Operators
      File Clerks                   Distributors (paper and physical)
      Merchandising Clerks          Re-Order Clerks
      Floor Clerks                  Chargers
      Manual Ticketers              Unit Control Clerks
      Machine Ticketers             Order Pickers
      Examiners                     Receiving Clerks
      Shipping Clerks               Secretaries (excluding confidential
                                        executive secretaries)
      Packers                       Buying Clerks
      Porters                       Stock Clerks
      Check Out Clerks              Fork Lift Operators
      E.D.P. Operators

and all other employees doing similar work although described by another job title. The above titles are not intended to define job functions or limit the combinations and overlap of duties but are only listed for the purpose of determining which employees are covered by this Agreement.

                               HIRING OF EMPLOYEES

      3. A. The Employer shall have the sole and exclusive right to select and hire its employees. Within forty-eight (48) hours from the time of hiring an employee covered by this Agreement, the Employer shall send a written notice to the Union on an appropriate form supplied by the Union, stating name, address, salary, starting date and job function of such new employee. The Employer agrees to notify the Union of job openings. If a request is made before 11:00 a.m., the Union will use its best efforts to supply workers, if available, on or before the end of the following work day, without regard to their Union membership. The Employer shall be under no obligation to hire such referrals.

      B. All covered workers who have been employed for one (1) year, shall be given time off at least once during each contract year of this Agreement without loss of pay, for the purpose of undergoing a physical check up examination at the Union Health Center. All such examinations shall take place at a time mutually agreed upon and pursuant to procedures between the Union and the Employer.

      C. All eligible covered workers shall be entitled to receive three and one-half (3 1/2) hours with pay, during each contract year, for dental facility visits authorized by the Union with a minimum allowance of one (1) hour for each visit.

                                 UNION SECURITY

      4. To the extent permitted by law, it shall be a condition of employment for all employees covered by this Agreement on or after the thirtieth (30th) day following the beginning of such employment or the execution or the effective date of this Agreement, whichever is the later but not before completion of the worker's trial period, to become and remain a member of the Union. For the purpose of this provision, to become and remain a member of the Union shall be deemed to mean that initiation fees and periodic fixed dues are not in arrears for more than thirty (30) days and notice to that effect has been stated to the Employer by the Union.

                                  TRIAL PERIOD

      5. A trial period of forty (40) work days is hereby fixed for new employees covered by this Agreement. The seven ($7.00) dollar increase provided under Section 12(B) shall be paid on completion of the trial period, retroactive to the thirty-first (31st) day of employment. During such trial period, the Employer may discharge such new employees without cause, without notice to the employees or to the Union and without the consent of the Union. Thereafter, the new employees shall not be subject to discharge, except as provided in this Agreement. The trial period shall not be abused by the Employer and any claim of abuse shall be the subject of arbitration hereunder.

                               TEMPORARY EMPLOYEES

      6. The use of temporary employees by the Employer shall be permitted as follows:

      A. As fill-ins on a one-for-one basis, subject to a maximum employment period of eight (8) weeks during any twelve (12) consecutive month period or the period of absence of the regular employee for whom the temporary employee is filing in, if that period is longer.

      B. As supplements to the regular work force, limited to forty (40) temporary days during any twelve (12) consecutive month period.

      C. As packers and movers to pack and move files and move cabinets and furniture, limited to sixty (60) temporary days during any twelve (12) consecutive month period.

                     SENIORITY, LAYOFF AND LEAVE OF ABSENCE

      7. A. All rehiring and layoffs shall be done in accordance with seniority, i.e., the last employee hired, shall be the first employee laid off and the last employee laid off, shall be the first employee rehired. Layoffs and rehires shall not be on a departmental basis, except where the employee in question is unable to perform the required work. Accordingly, the Employer may elect to layoff the employee with the least seniority who is not able to perform the required work or rehire the employee with the most seniority who is able perform the required work. An employee who does not return from layoff within five (5) working days may be subject to termination. The Employer agrees to use all reasonable efforts, including, notifying such employee, in writing, of their right to return to work. For workers employed less than one (1) year, notice of layoff shall be made available by the Employer during the day of such layoff. Workers employed for one (1) year or longer shall receive notice of layoff at least five (5) working days prior to such layoff or such workers shall be paid for said period in lieu of said notice. Part-timers shall be informed of layoff provisions at the time they are hired. Employees on layoff should advise the Personnel Department where they can be reached while on layoff or absent.

      B. Unpaid leave of absence in case of sickness or pregnancy shall be granted for reasonable periods. Other leaves of absence for personal needs may be requested and shall not unreasonably be withheld. If, however, the employee is entitled to a vacation or holiday, the employee shall use such vacation or holiday instead of being granted an unpaid leave of absence for a purpose not covered by the Family Medical Leave Act. Five (5) days leave of absence with pay shall be granted in case of death in a worker's immediate family which includes: spouse, parent, grandparent, child, grandchild, sister or brother. Two (2) days leave of absence with pay shall be granted in case of death of a worker's father-in-law or mother-in-law. In the event additional time off without pay is requested, consent to such request shall not be unreasonably withheld. Two (2) days leave of absence with pay shall be granted to a covered male worker in connection with the birth of his child. Proof of such occurrences may be required.

      C. For the purpose of adjusting any inequities, the Employer or the Union may request a review of a worker's continuing status of employment when an extended layoff period or an extended leave of absence exists.

      The parties agree to meet during the term of the contract to jointly develop a mutually acceptable departmental seniority plan for purposes of layoff and recall.

                                  HOURS OF WORK

      8. The Employer shall have the right to vary by not more than two (2) hours, the start time of workers hired on or after July 1, 1997. The regular work day shall end eight (8) hours after the start time, inclusive of one (1) hour for lunch, for such workers. Present employees shall be notified of any such position and qualified employees shall be given preference in accordance with seniority for such position.

                                  OVERTIME PAY

      9. A. When overtime is needed, employees shall be notified as far in advance as possible in order to allow them to make necessary preparations for working overtime and such notice shall be given no later than the employees' scheduled lunch break if overtime work that day is needed.

      B. The Union agrees that it will, through its shop committee, cooperate in having employees perform overtime work when it is requested.

      C. The Company will request volunteers from among the employees who are capable and qualified to perform the overtime work involved. When such overtime work is necessary and there are insufficient volunteers, the employee will be required to work in order of reverse seniority.

      D. Overtime will be allocated as equally as possible among employees consistent with Section 9B. The overtime records shall be available for inspection at the request of the Union.

      E. Except as hereinafter provided, during the entire period of this Agreement, Saturday work shall be paid at the rate of time and one-half and Sunday and legal holiday work shall be paid at the rate of double time.

      F. The supper money work requirement shall be increased from two (2) hours to two and one-half (2 1/2 ) hours and supper money shall be payable for work on weekdays only.

                         PAYMENT OF APPEARANCE FOR WORK

      10. A. An employee called into work and who reports to work shall receive one full day's employment or one day's pay for such day. If an employee is called in on Saturday, Sunday and/or holiday, he shall receive at least a minimum of five (5) hours work or a minimum of five (5) hours pay at the applicable overtime rates.

      B. The Employer shall post notice on its phone call-in system no less than ninety (90) minutes before an employee shift start time advising employees that the facility is closed and they should not appear for work. Employees shall use reasonable efforts, when conditions indicate that the facility may be closed, to call in. In the event notice fails, despite reasonable efforts by the employee, an employee appearing at the facility for work when the facility is closed shall be paid four (4) hours pay. In the event employees are told to leave before the conclusion of their shift because of such conditions, such employees shall receive a full day's pay. Employees may choose to use personal or accrued vacation time to receive payment for any day in which the facility is closed and they would not otherwise receive payment.

                              GENERAL WAGE INCREASE

      11. The weekly general wage increase shall be $14.00 on July 1, 1997; $14.00 on July 1, 1998; and $15.00 on July 1, 1999.

                                  MINIMUM WAGE

      12. A. The minimum weekly wage for all shall be not less than one hundred eighty dollars and twenty-five cents ($180.25) for a full basic work week and, after completion of the temporary or trial period, all employees shall be paid not less than one hundred eighty-seven dollars and twenty-five cents ($187.25) for a full basic work week.

      B. If, during the term of this Agreement, a new applicable minimum wage law is enacted and/or becomes effective which increases the present applicable minimum hourly rate of pay, then the minimum weekly wage, after completion of the trial period, set forth herein shall automatically be adjusted as required and the minimum wage, after completion of the trial period hereunder, shall be at no time less than fifteen (15%) percent per hour above such newly established applicable minimum wage.

                                    HOLIDAYS

      13. A. During the term of this Agreement, all workers covered hereunder shall be entitled to receive a full day's pay for each of the following legal holidays, each of which shall be observed, regardless of the day of the week in which each occurs:

                                 New Year's Day
                              Washington's Birthday

                                  Memorial Day
                                Independence Day
                                    Labor Day
                                  Election Day
                                Thanksgiving Day
                                  Christmas Day

      In addition to the above, all covered workers shall be entitled to receive one (1) additional guaranteed holiday to be designated by each worker at the start of each calendar year of this Agreement. In the event a substantial number of the Employer's workers select a common date, the Employer may adopt such date as the additional guaranteed holiday and close its business entirely on such date, which shall be binding upon all employees. A worker employed after January 1st shall not have the right to select such additional holiday to occur within six (6) months from the start of his employment, however, such worker shall be entitled to holiday pay in the event of a complete shut down by the Employer as indicated above in lieu of the selected date.

      In addition to the above, all covered workers shall be entitled to receive two (2) additional personal guaranteed holidays to be designated by each worker during each calendar year of this Agreement. Three (3) days prior notification for selection of personal days will be given by the worker if possible.

      B. The following four (4) religious holidays, Rosh Hashanah (2 days), Yom Kippur and Good Friday, shall be guaranteed holidays regardless of the day of the week in which each occurs. If any such holiday occurs on a Saturday or Sunday, a substitute day off with pay shall be mutually arranged. If any such holiday occurs during the work week, Monday through Friday, and the Employer elects to remain open, all covered workers shall be paid at the regular rate of pay and in return, therefore, it shall be mutually arranged for such other day or days, as the case may be, in substitution as paid holidays. Arrangements shall be made for the substitute days within a reasonable period of time prior to the date of the guaranteed holiday. The covered worker may elect not to work for religious reasons on any of the aforesaid religious holidays.

      C. If work is performed on a regular work day or a Saturday and a legal holiday is celebrated on such day, employees shall receive double time for the number of hours worked. If work is performed on a Monday, which is the day of celebration of a legal holiday which fell on the preceding Sunday, employees shall receive one (1) full day's pay plus double time for the number of hours worked.

      D. If a legal holiday falls on Saturday, the Employer may substitute the preceding Friday or the following Monday in lieu of the legal holiday upon reasonable notice.

      The date of observance of any of the foregoing holidays shall conform to applicable Federal policy regardless of the location of the Employer's offices, warehouses and/or its facilities.

      An employee absent without just cause on the scheduled work day immediately preceding a holiday or the scheduled work day immediately succeeding a holiday shall not be entitled to receive holiday pay.

      For purposes of computing holiday pay only, if the first work day after a holiday is in a new work-week, the work-week shall be defined as the period including the first work day after the holiday(s) and the four (4) previous work days which include the holiday(s).

      At the request of the Union, May 1st shall be designated as a holiday, but without pay to the covered employees.

      It is not intended that employees receive more than one (1) day's holiday pay for any one (1) holiday provided for in this Agreement.

      E. If a legal holiday (or holidays) falls during the period when a worker is laid off, holiday pay shall be given to the worker upon his recall and return to work.

      F. The Union and/or the Employer may request a reopening but not more than once each contract year, for the purpose of reviewing and arranging the specific days on which all of the guaranteed paid holidays shall be observed.

      Temporary employees shall receive no pay for holidays but, upon becoming permanent employees with no break in service, they shall be paid retroactively for any holidays.

      Newly hired employees are not permitted to select floating and/or personal holidays until employed at least six (6) months. If the Employer elects to close its business for a floating holiday, then all workers will be paid.

                                    VACATIONS

      14. A. The vacation period shall be from January 1 to January 31 and April 1 to December 31 of each year and where Employer and employee agree on a different period, the Union shall not unreasonably withhold its consent. Vacations with pay will be granted each year, as provided in this paragraph 14, to covered employees who will have the required length of employment as of Labor Day of each year, except that for covered employees with five (5) or more years of seniority, the date for determining eligibility shall be December 31.

Length of Employment                                  Vacation Period With Pay
--------------------                                  ------------------------
1 year and over, but less than 2 years                                1 week
2 years and over, but less than 5 years                               2 weeks
5 years and over, but less than 10 years                              3 weeks
10 years and over                                                     4 weeks

      B. An employee who is on the payroll of the Employer on June 1 and who was hired between Labor Day and December 31 of the previous year shall be entitled to receive three (3) working days vacation with pay during the vacation periods immediately following the beginning of employment.

      An employee who is hired between January 1 and June 1 of any contract year shall, if he is employed on December 1 of the same year, be entitled to receive three (3) working days of vacation with pay during the first winter vacation periods of that year.

      All workers, whenever employed, who are eligible to receive three (3) days, one (1) week or two (2) weeks regular vacation with pay and who are employed on December 1 of the same vacation year, shall be entitled to receive an additional three (3) working days of vacation with pay during the winter vacation periods of that year.

      C. Vacation requests shall be submitted for approval during the normal vacation scheduling period. No vacations will be approved without a minimum of two (2) weeks notice and without the Employer being assured of adequate staffing. The Employer's approval shall not be unreasonably withheld or delayed.

      D. Upon consent of an individual worker and his Employer, vacation pay for the third and/or fourth weeks vacation may be given in lieu of vacation. The date of the third and/or fourth weeks vacation shall be mutually arranged and shall be taken between December 1 and January 31. Such arrangements shall be made within a reasonable time prior to the vacation periods.

      E. Whenever a holiday falls within an employee's vacation period and either occurs on a day in the employee's regularly scheduled work-week or is a guaranteed legal holiday, the employee shall be granted an extra day of vacation or an extra day's pay at the option of the Employer.

      F. Employees employed for ten (10) years, but less than twenty (20) years shall receive, in addition to four (4) weeks vacation with pay, the sum of seventy-five ($75.00) dollars at the time of winter vacation by separate payment; employees employed for twenty (20) years, but less than twenty-five
(25) years, shall receive the sum of one hundred fifty ($150.00) dollars at the time of the mid-winter vacation by separate payment and employees employed for twenty-five (25) years and over shall receive the sum of two hundred fifty ($250.00) dollars at the time of the mid-winter vacation by separate payment.

                           AUTHORITY TO ACT FOR UNION

      15. It is understood and agreed that only the following are authorized to act as agents of the Union in the administration of this Agreement and in dealing with and determining any questions which may arise thereunder, or in the relations between the Employer and the Union:

      Manager

      Representatives (to be designated by name, in writing, to the Employer)

      The right is reserved, however, to the Union to substitute a different agent or agents or add new agents at any time during the life of this Agreement by serving upon the Employer notice in writing of such change or addition of agents of the Union.

      No one shall be deemed an agent of the Union unless designated as such by the Union in writing. Neither the shop steward nor any shop committee shall be deemed or construed to be an agent of the Union unless designated in writing as such an agent.

                               NO-STRIKE PROVISION

      16. A. The Union agrees that during the term of this Agreement and, with respect to the Harrison location of the Employers covered by this Agreement, there shall be no strike of any kind, picketing, hand billing, work stoppage or slowdown. Should a strike of any kind, picketing, handbilling, work stoppage or slowdown occur during the life of this Agreement, the Union obligates itself, within twenty-four (24) hours after receipt of notice thereof from the Employer, solely to endeavor in good faith to bring about the return to their work of the covered employees who have stopped work. Upon failure of such employees to return to work within the said twenty-four (24) hours, the Employer may, at its option, consider that or any of the employees have abandoned their employment. Should the Employer re-employ any such employees, it shall re-employ all of them and shall treat all alike and shall not discriminate among them. Compliance by the Union in good faith with this provision shall be deemed full compliance with the Union's obligations hereunder. As an alternative to submitting the matter to arbitration pursuant to Paragraph 18 hereof, the Employer shall also have the option of terminating this Agreement upon the failure of the Union to comply with this Paragraph.

      B. The foregoing no-strike, no-stoppage obligation shall be wholly suspended and of no force and effect and the Union may call, authorize or ratify a strike or a stoppage at any shop, office, warehouse and/or facility of any Employer during the continuance of any strike or stoppage (not in violation of contract) declared by UNITE or any affiliate thereof at any shop, office, warehouse and/or facility of any firm which is directly or indirectly affiliated with or related to the Employer, or for the Employer's failure to submit to arbitration or to comply with the decisions of the Impartial Chairman within forty-eight (48) hours, or the Employer's failure to pay wages, overtime and/or holiday pay to his covered workers.

                              NO LOCK-OUT PROVISION

      17. The Employer agrees that it will not order, authorize or ratify a lock-out during the life of this Agreement. Should the Employer cause a lock-out or should there result a lock-out for any other reason, notice thereof shall be given by the Union to the Employer. Thereupon the Employer obligates itself within twenty-four (24) hours after receipt of such notice, solely to endeavor in good faith to have the lock-out terminated and to cause the re-employment of the employees. Upon the failure of the Employer to do so within twenty-four (24) hours, the Union, upon failure to reach an agreement with the Employer, shall have the option of terminating this Agreement with the Employer, or of submitting to arbitration pursuant to paragraph 18 hereof.

                                   ARBITRATION

      18. All complaints, disputes or grievances arising directly or indirectly between the Union and the Employer or any of its subsidiaries, auxiliary and affiliated firms or its or their successors and assigns, involving questions or interpretation, application, performance or operation or any clause of this Agreement or any acts, conduct or relations between them, including, without limitation, any claims against the Employer arising out of any alleged dissolution or termination of its business prior to the expiration of this Agreement or any claim against its successors or assigns arising out of any alleged merger with or purchase of assets from another Employer prior to the expiration of this Agreement, shall be submitted in writing by the party hereto claiming to be aggrieved, to the other party involved, and the Employer and the Manager of the Union or their deputies shall, in the first instance, jointly investigate such complaints, grievances, or disputes and attempt an adjustment. Decisions reached by them or their deputies shall be binding on them. Should they fail to agree, the question or dispute shall be referred to a permanent umpire to be known as the Impartial Chairman in the industry and his decision shall be final and binding upon the Union and the Employer. Arbitrations shall be held within thirty (30) days. In the event of a default by the Union or the Employer in appearing before the Impartial Chairman after due written notice shall have been given to the Employer or Union as hereinafter provided, the Impartial Chairman is hereby authorized to render a decision upon the testimony of the party appearing.

      Each case shall be considered on its merits and the collective agreement shall constitute the basis upon which decisions shall be rendered. No decision shall be used as a precedent for any subsequent case.

      All decisions reached by the Employer and the Manager of the Union or their deputies, or rendered by the Impartial Chairman shall be complied with within forty-eight (48) hours. Should the Employer fail to comply with the decision of the Impartial Chairman within forty-eight (48) hours, the Employer shall automatically lose all rights and privileges under this Agreement and the Union shall be free to take any action it may deem appropriate to enforce the rights of the workers against the Employer, including the right to strike against the Employer.

      It is hereby expressly agreed between the parties hereto that the oath of the arbitrator, required by Section 7506(a) of the Civil Practice Law and Rules is hereby expressly waived.

      The Union and the Employer designate J.J. Pierson, Esquire to act as Impartial Chairman and Arbitrator in connection with any aforesaid complaint or aforesaid dispute or aforesaid grievance arising during the term of this Agreement and agree that all hearings had before him or before his successors shall be held in the City of New York.

      In the event J.J. Pierson, Esquire is unable or unwilling to serve or cannot schedule a hearing within thirty (30) days after the filing of a grievance, the Union and the Employer designate first Robert Herzog and the second the State Mediation Board to act as Alternate Impartial Chairmen and Arbitrators.

      The Employer agrees to pay its share of the cost of each arbitration.

      Should an Impartial Chairman resign, refuse to act or be incapable of acting, or should the office become vacant for any reason the Union and the Employer shall immediately and within five (5) days after the occupancy of such vacancy, designate another person to act as such Impartial Chairman. If they fail to agree, the Mayor of the City of New York shall, on application of either the Union or the Employer, summarily make such appointment.

      The Impartial Chairman may, as part of his decision, issue any and all mandatory directions, prohibitions or orders directed to or against the Union or the Employer breaching this Agreement or any part thereof.

      It is the intention and agreement of the Union and the Employer that the procedure established in this Agreement for the adjustment of disputes shall be the exclusive means for the determination of all disputes, complaints or grievances specified herein expressly including all strikes, stoppages, lockouts and any and all claims, demands or acts arising therefrom. Neither the Union nor the Employer shall institute any proceedings in a court of law or equity other than to compel arbitration or to enforce the decision and award of the Impartial Chairman or to compel the production of books and records of the Employer for examination by the Impartial Chairman or his accountants. This provision shall be a complete and bona fide defense to any action or proceeding instituted contrary to the terms hereof.

      The Employer or the Union, as the case may be, who violates or causes to be violated any provision of this Agreement shall, whenever this Agreement does not provide for the payment of specified damages, nevertheless pay damages for such violation. The amount of such damages shall be agreed upon by the Union and the Employer and, in the event of their inability to agree, it shall be determined by the Impartial Chairman.

      Since it is difficult to ascertain the specific amount of damages payable, the amount of such damages shall, for all purposes, be deemed liquidated damages. Whenever the Employer is required to pay such damages, they shall be paid to the Union for and on behalf of itself and to compensate employees who may be entitled to compensation.

      The provisions contained herein do not empower the Impartial Chairman to act with respect to any renegotiation extension or renewal of this Agreement at the end thereof. The costs of arbitration shall be shared equally by both parties.

      The Union and the Employer further agree that the notice of hearing before the Impartial Chairman and the service of all papers used in any application to the court in any proceedings to confirm the award of the Impartial Chairman may be made by Certified Mail, Return Receipt Requested, at the last known address of residence of the owner or officer of or place of business of the respondent in such proceeding, within or without the State of New York, as the case may be, including service of the papers conferring jurisdiction of the Union and the Employer upon the court and the Union and the Employer expressly agree that such award shall be enforceable by appropriate proceedings in any court of competent jurisdiction.

      If any issue should arise as to the validity of any provision of this Agreement or the arbitrability of this Agreement substantive or procedural, the Impartial Chairman shall have exclusive jurisdiction to determine such issue.

                                CHECK OFF OF DUES

      19. The Employer, where legally so authorized by an individual employee in writing, agrees to deduct the membership dues and initiation fees weekly from the wages or salary of such employee and remit same to the Union not less than once a month by the 15th day of the same month. Deductions made after the 15th day of the month shall be remitted with the payments of the following month. Sums so deducted by the Employer shall be kept separate and apart from the general funds of the Employer and shall be held in trust by the Employer for the benefit of the Union.

                                  BENEFIT FUNDS

      20. The term "benefit funds" is the collective designation of the Health & Welfare Fund of Local 99, UNITE (hereafter referred to as the "Health & Welfare Fund"), UNITE National Retirement Fund (hereafter referred to as the "Retirement Fund"), and UNITE Health Services Plan (hereafter referred to as "Health Services Plan").

      The Employer shall pay monthly to the Union for and on behalf of the benefit funds and during the periods indicated the percentages set forth below of his total gross weekly payroll (before deductions of federal, state and city taxes) of all his employees, covered by this Agreement whether regular or trial workers.

      For new employees hired on and after July 1, 1994 and temporary employees who become permanent employees, contributions to the Funds shall commence upon the conclusion of the 31st day of employment.

      Such payments shall be allocated and paid as follows:

      A. Effective July 1, 1997, a sum equal to fourteen and one-half (14.50%) percent towards the Health & Welfare Fund. Effective July 1, 1998, a sum equal to fourteen and three-quarters (14.75%) percent towards the Health & Welfare Fund. Effective July 1, 1999, a sum equal to fifteen and one-quarter (15.25%) percent towards the Health & Welfare Fund, a trust fund established by a collective agreement prior to January 1, 1946 and maintained and administered by a Union Board of Trustees, in trust for the purpose of providing workers with health, welfare, recreational benefits and other services relating specifically to their health and welfare as set forth in the by-laws of such fund. Upon the demise of an employee, the Health & Welfare Fund provides for the payment of death benefits for next of kin. In addition, the sum equal to four-tenths of one percent (.4%) shall be paid to the Health & Welfare Fund for the purpose of paying the Employer's share of the Federal Insurance Contributions Act contribution on disability benefits paid by the Health & Welfare Fund.

      In the event National Health Reform legislation passes, or amendments thereto, during the term of this Agreement and becomes applicable to the Employer, the Union agrees that to the extent reasonably indicated, downward adjustments in the amount of contributions to the Health & Welfare Fund will be made as a result of reduced exposure of the Health & Welfare Fund. In the event that during the term of this Agreement, the Union is advised by the Local 99 Health & Welfare Fund that additional contributions are required to maintain the existing level of benefits, the Union may reopen this Agreement by notice to the Employer to obtain additional contributions to the Health & Welfare Fund to the extent reasonably indicated. Any dispute involving application of this section shall be determined under the grievance-arbitration provisions set forth in this Agreement, however, no increase in the Employer's Health & Welfare contribution shall be effective prior to January 1, 1996.

      B. Effective July 1, 1994, a sum equal to nine (9%) percent towards the Retirement Fund, a trust fund established by collective agreement for the purpose of providing pensions or annuities on retirement or death of workers.

      C. Effective July 1, 1997, a sum equal to three and one-half (3.5%) percent towards the Health Services Plan a trust fund established by a collective bargaining agreement for the purpose of providing drug, pharmaceutical and medication benefits to workers and their families.

      D. Each of the aforesaid payments under A, B and C above shall be remitted on or before the 15th day of the following month. None of the payments made hereunder shall constitute or be deemed wages due to workers. All contributions required to be made under A, B and C above shall be allocated by the Employer each week and kept separate and apart from its general funds and held in trust for the benefit of the particular fund.

      E. The Union agrees that all contributions received for the Health & Welfare Fund shall continue to be held in trust for the sole benefit of such covered employees, deposited and held in an account separately maintained under the name of the Health & Welfare Fund and that the monies in such account shall be used only for the specific purpose of such Fund in accordance with its Constitution by-laws and rules and regulations and for the administrative expenses thereof, and shall not be used for any other purpose.

      The Employer shall not have any legal or equitable right, title, claim or interest in or to said Fund or the administration thereof. No individual worker shall have any legal or equitable right, title or interest in or claim against his or any other Employer's payments toward the Fund or against the Fund except as may be provided in the by-laws or rules and regulations of said Fund.

      F. The said Retirement Fund and the Health Services Plan shall each be administered in accordance with its by-laws and rules and regulations by a Board of Trustees. Each Board of Trustees shall be composed of Union representatives and an equal number of representatives of the Employer. In the event that the Board of Trustees shall be deadlocked on any issue or matter arising in connection with its Fund, the same shall be decided by a neutral person as set forth in the by-laws and rules and regulations of said Fund and his decision shall be final and binding. The parties hereto hereby ratify, confirm and approve the composition and membership of each Board of Trustees as now or hereafter constituted.

      Each Board of Trustees shall adopt and promulgate such by-laws and rules and regulations to effectuate the purpose of its Fund as it may deem necessary and desirable, including the detailed basis upon which payments from each Fund will be made and shall have the power to modify the same from time to time. The parties hereto agree to be bound thereby and they are hereby incorporated in and made part of this Agreement.

      An annual audit of each such Fund shall be made by accountants designated by each Board of Trustees. A statement of the results of such audit shall be made available for inspection by interested persons at the principal office of the Fund and at such other places as may be designated by each Board of Trustees.

      The Employer shall not have any legal or equitable right, title, claim or interest in or to each said Fund. No individual worker shall have any legal or equitable right, title or interest in or claim against his or any other Employer's payments toward said Funds or against said Funds, except as may be provided by the by-laws or rules and regulations of said Funds.

      None of the monies paid into the Retirement Fund and the Health Services Plan shall be used for any purpose other than set forth herein above and to pay the operating and administrative expenses of each Fund respectively. The monies of each Fund shall be kept separate and apart from all other monies.

      G. The aforementioned enumerated powers and duties of the Board of Trustees of said Retirement Fund and Health Services Plan shall not be considered in any way whatsoever as a limitation on the powers and duties of the Board of Trustees of each Fund to do any and all other things which may be necessary or incidental to the proper operation, administration and maintenance of the said Funds and to fully effectuate their purposes.

      H. The Union or the Board of Trustees of any such Fund shall be proper parties in interest to enforce collection of payments due from the Employer toward any said Fund. In the event any amount due from the Employer under this paragraph remains unpaid for thirty (30) days after becoming due, such amount shall automatically bear interest thereafter at the rate of nine (9%) percent per annum and the Employer shall pay the same. The Impartial Chairman may, in connection with any action or proceeding to confirm the award made pursuant to this paragraph 20(H), also have the right to direct the Employer to pay to the Union reasonable attorney's fees and expenses in amounts fixed by him and the reasonable costs of investigations to determine the amount due.

      I. It is agreed that all of the aforesaid payments required to be made under this paragraph have no relation to eligibility of workers to benefits from the benefit funds; eligibility for benefits shall be determined solely under the rules and regulations of each of the aforesaid Funds which include the detailed basis upon which benefits to eligible workers shall be paid.

      J. The provisions herein relating to the Funds constitute a consideration of this Agreement and are of the essence of this Agreement. Failure by the Employer to pay the amount due from it hereunder to the Funds shall be deemed a breach of this Agreement by the Employer.

      K. The Board of Trustees or other body administering said benefit funds, including the Union's Health and Welfare Fund, is hereby authorized, in its sole discretion upon such basis as it deems desirable and, to the extent permitted by law, to transfer or mingle the assets of or to merge any of said Benefit Funds with any other benefit fund or funds now existing or hereafter established and provided for in a collective bargaining agreement with UNITE or an affiliate thereof. In the event of such transfer, mingling or merger, the amounts herein above provided to be allocated towards said Funds shall be paid over to the Fund or Funds with which there has been such transfer, mingling or merger.

              SEVERANCE FUND - TERMINATION OR DISMISSAL OF BENEFITS

      21. The parties hereto recognize the necessity of protecting workers who, for many years, have contributed their loyal service and who, through no fault of their own, find themselves dismissed from their employment by the closing down or reorganization of their Employer's business. It is recognized that this problem is one of special interest and concern to the parties and that industrial tranquility and stability will be aided and preserved by the establishment of an individual Severance Fund. With the express intent and agreement of the parties and, subject to applicable and existing law, effective July 1, 1982, the parties agreed to establish and create a Severance Fund, the signatories to such Fund to consist of the Union and the Employer.

      The exclusive purpose of each such individual Fund is to pay to each covered worker employed by the Employer who has been dismissed or terminated from his employment and otherwise meets the eligibility requirements set forth in the rules and regulations of each such Fund a lump sum computed by multiplying one (1) weeks pay (based upon five (5) years average weekly wage) by the number of years of service of each employee. Such payments are designated as termination or severance or dismissal payments, the right to which shall have been earned by covered employees during their prior service. The rules and regulations of such individual Fund shall comply in all respects with applicable law and shall set forth, among other things, eligibility requirements and all other conditions to be met prior to the payment of benefits.

      A. The Employer shall deposit monthly into a custodian bank account of the jointly administered Severance Fund, a sum not to exceed one-half (1/2%) percent of its gross weekly payroll (before deduction for federal, state and city taxes) of the covered workers, to enable the Fund in due course to pay covered employees the aforesaid severance or dismissal benefits. The aforesaid payments shall be remitted on or before the fifteenth (15th) day of the following month. As of July 1, 1994, contributions shall be at the rate of one-half (1/2%) percent of its gross weekly payroll. Severance Fund contributions shall remain at the rate of one-half (1/2%) percent for the duration of this Agreement.

      B. At the time of the initial deposit and at the end of each calendar year thereafter, the Employer shall submit a written statement to the Union setting forth the names and addresses of each covered worker or workers on whose behalf such payment may be made, their Social Security numbers, job classifications, weekly wages, dates of hire and number of years of employed, including the amount of deposit. In addition to the foregoing, the Employer shall submit a written statement not less than every three (3) months setting forth information comparable to that presently supplied to the benefit funds referred to in paragraph 20. The Union shall have the right to examine the Employer's books and records in order to ascertain whether the provisions hereof are being fully complied with and whether said amounts have been fully paid in the same manner as is provided in this Agreement for the examination of each Employer's books and records for any other purpose.

      C. The Fund shall be administered in accordance with its by-laws and rules and regulations to be promulgated by Trustees which shall be composed of one Employer and one Union representative and alternate representatives, one designated by the Employer and the Union respectively. The Employer representative and alternate shall be designated by the Employer. In the event that the Trustees shall be deadlocked on any issue or matter arising in connection with the Fund, the same shall be decided by a neutral person namely, the Impartial Chairman acting under the arbitral provisions of this Agreement and his decision shall be final and binding. The Employer hereby ratifies, confirms and approves the composition of the membership of the Trustees of the Fund respectively as now or hereafter constituted. All Trustees shall serve without compensation.

      D. Each Trust Fund is hereby declared to be an irrevocable trust and the Trustees of each Fund agree to receive, hold and administer the Trust Fund for the exclusive purpose of providing benefits in accordance with the rules and regulations adopted by the Trustees. Interest and dividends accumulated may be used for reasonable, necessary and proper expenses under existing law in the operation and management of the Fund.

      E. The Trustees of the Fund are hereby authorized to adopt and promulgate by-laws and rules and regulations (subject to existing and applicable law) to effectuate the purposes of the Fund as they may deem necessary or desirable, including the detailed basis upon which payments from the Fund will be made and shall have the power to modify same from time to time to carry out more effectively the purposes of such Fund. All by-laws, rules and regulations and amendments thereto, adopted and promulgated by the Trustees of the Fund, shall be deemed incorporated herein and a part hereof with the same force and effect as if set forth in full herein.

      F. The Trustees of the Fund shall have the power and authority, in their sole discretion, to determine the type and kind of investments of such trust fund and/or direct a bank custodian to so invest the same. The Trustees of the Fund shall be the financial advisors of the Fund.

      G. No worker shall make or be required to make any payment whatsoever to any Fund. The Employer agrees that its obligation to make payments toward its Fund shall not be subject to set-off or counterclaim which the Employer may have for any liability of the Union or of any employee.

      H. The Employer shall not have any right, title, interest or claim, legal or equitable, in or to any sum paid by it to its Fund or against the Fund itself, except as provided for in the rules and regulations. No employee shall have any right, title or interest or claim, legal or equitable, in or to the Employer's payments to its Fund, except as provided for in the rules and regulations.

      I. The custodian bank in which the trust fund shall be deposited shall issue quarterly statements of income and assets to the Trustees indicating, among other things, the amount then on deposit, what part thereof, if any, represents accumulated interest together with any securities held and the transactions for the period. The statements shall be made available for inspection by interested persons at the principal office of the Fund.

      J. The Trustees of the Fund shall be responsible for filing and reporting disclosure documents with the proper governmental agencies whenever required to do so.

      K. The aforementioned enumerated powers and duties of the Trustees of the Fund shall not be considered in any way whatsoever as a limitation of the powers and duties of the Trustees to do any and all other things which may be necessary or incidental to the proper operation, administration and maintenance of the said Fund and to fully effectuate its purposes under applicable law.

      L. The provisions herein relating to the Fund constitute a consideration for this Agreement and are the essence of this Agreement. Failure by the Employer to pay the amounts due from it to its Fund shall be deemed a breach of this Agreement by the Employer. The Union shall be a proper party in interest to enforce payment thereof under this Agreement.

      M. It is intended that the foregoing Severance Fund and plans shall not constitute Employee Pension Benefit Plans as defined under the Pension Reform Act of 1974 and the by-laws, rules and regulations thereof with respect to the Fund shall be promulgated accordingly.

                             DISCHARGE OF EMPLOYEES

      22. No employee covered by this Agreement shall be discharged, except for just cause, which includes but is not limited to incompetency, insubordination, ineligibility for bonding by any reputable bonding company, or continual lateness or continual absence. The Employer shall notify the Union in writing within forty-eight (48) hours of all cases of discharge of covered employees.

      Individuals suffering from drug or alcohol abuse must seek treatment or their employment may be suspended.

      Should a dispute or difference arise as to whether or not the discharge was for just cause, the matter shall be submitted to arbitration as provided herein. If the Impartial Chairman finds that the employee was discharged without just cause, he may order reinstatement and may require the payment of back pay in such amounts as, in his judgment, the circumstances warrant.

                           SHOP STEWARD AND COMMITTEE

      23. The Union shall have the right to certify to the Employer one (1) employee to be designated as shop steward and such other employees to be designated as members of the shop committee on the basis of one (1) for every twenty-five (25) employees, but not in excess of a total of ten (10) excluding the shop steward. They shall assist the Union in carrying out the intent and purpose of this Agreement. The employee designated as shop steward shall have more seniority than all other employees for purposes of lay-off and recall, so as to allow the shop steward to handle grievances and contract administration.

                               RIGHT OF VISITATION

      24. Representatives of the Union shall be permitted free access to the establishments where its members are employed, for the purpose of observing if the conditions of this Agreement are maintained and for any other reasonable purpose arising out of the operation of this Agreement provided there is no interference with the business of the Employer.

                           STRIKES OF UNITE AFFILIATES

      25. As far as is consistent with law, it shall not be considered a breach of this Agreement on the part of the Union or on the part of any individual employee, if any employee or employees refuse to enter upon the premises of any Employer against whom the Union of an affiliate of UNITE is conducting a bona fide strike, either of their own volition or by direction of the Union, nor shall such refusal be cause for discharge or disciplinary action. The word "premises" is herein defined as limited to the area actually and immediately occupied by said Employer and does not include any area or part of a building not physically occupied by said Employer.

                             EXAMINATION OF RECORDS

      26. The Union shall have the right, at all reasonable times and upon reasonable notice to the Employer, to investigate only such books and records of the Employer as are necessary in order to ascertain whether the provisions of this Agreement are being fully complied with. The Employer shall have the right to have its representative accompany the Union representative upon such investigation. The Impartial Chairman shall have the right to institute any such investigation.

               PENALTY UPON FAILURE TO PAY DUES AND CONTRIBUTIONS

      27. A. Workers shall be paid for the time lost during which a shop may be stopped due to the failure of the Employer to remit dues, assessments and initiation fees and/or make contributions to the Funds and/or the Employer's failure to pay wages, overtime, vacation and/or holiday pay, all as required herein, only after five (5) days have elapsed after the Employer has received written notice of failure to make such remittances and/or payments and same have not been paid; such a stoppage for any of the aforementioned reasons is hereby expressly authorized as an exception to paragraphs 16 and 18 of this Agreement.

      B. In the event the Employer fails to make payments to the Health & Welfare Fund when due, the Employer shall, after fifteen (15) days notice of delinquency to it by certified mail, be liable to each of its covered workers for any benefits to which such covered workers may become eligible by reason of illness, hospitalization, surgery or otherwise, after said notice. Such liability shall be in addition to other obligations of the Employer under this Agreement.

                                MANAGEMENT RIGHTS

      28. Subject only to the provisions of this Agreement and applicable law, management of the Employer's operations and direction of its working force, including but not limited to the right to schedule and assign work to be performed; hire or rehire employees; promote; layoff or recall employees who are laid off; suspend; discipline or discharge for proper cause; and transfer employees because of lack of work or other legitimate reasons, shall be vested exclusively with the Employer.

                   UNION RECOGNITION IN ADDITIONAL FACILITIES

      29. Should the Employer (or its subsidiary or affiliate) open an additional warehouse, office or similar distribution or office facilities beyond one hundred (100) miles from its present location in Harrison, New Jersey, notwithstanding the various provisions set forth in the parties' present collective bargaining agreement, that agreement shall not cover the workers hired at the new facility and shall not govern the terms and conditions of employment of those workers at the new facility until such time as the Union demonstrates that it has been designated by a majority of the employees at such new facility. The determination as to whether the Union has been so designated shall be subject to the arbitration provisions set forth in this Agreement. Lechters agrees that the opening of any such new facility will not reduce the number of workers employed in the warehouse at the Harrison facility as of January 1, 1992.

Until such time as the parties mutually agree upon changes in terms and conditions of employment, the terms of this Agreement shall apply.

                              REMOVAL OF FACILITIES

      30. During the term of this Agreement, the Employer shall not move its warehouse, office or similar distribution or office facilities from its present location without the Union's consent. In the event the Employer expands or opens any additional or new warehouse or office facilities during the term of this Agreement, it shall not move therefrom without the Union's consent. It is understood, however, that consent shall not be withheld if such contemplated removal is to a location within one hundred (100) miles from the present location in Harrison, New Jersey and then only if the Employer and the Union have mutually agreed upon adjustments, if any, in terms and conditions of employment. In the event the parties are unable to mutually agree upon said adjustments, if any, the matters in disagreement shall be referred to the Impartial Chairman for final determination. The Union's consent shall not be required in the event all or substantially all of the Employer's present facilities are damaged or destroyed and the Employer relocates said facilities within twenty (20) miles of the present facilities.

                                 CONTRACTING OUT

      31. A. Anything in this Agreement to the contrary notwithstanding, contracting out by the Employer to any other warehouse or similar distribution facilities of any of the operations in the processing of merchandise and/or office work is prohibited, except when all of the Employer's regular workers are working full-time and there is no reduction in number of the Employer's regular workers working full time as a result of contracting out.

      B. There is no intent by the Employer to use contracting out to reduce the work force.

      C. In the event the Union believes the Employer has unreasonably exercised its right to contract out, then the Union may apply to the Arbitrator for order requiring the Employer to cease and desist contracting out, modify the manner or extent to which the Employer has contracted out, or otherwise take such action as the Arbitrator deems appropriate.

                                 REORGANIZATION

      32. The Employer shall have the right in good faith to reorganize its warehouse and/or office facilities. A reorganization in good faith shall mean a bona fide reorganization of the Employer's business, necessitated by a permanent curtailment of his business or a fundamental change in the character of his business.

                              SURVIVAL OF LIABILITY

      33. A. The Employer and its subsidiaries or affiliates at the time of the execution of this Agreement and its transferees, successors and assigns and the persons, firms and corporations becoming members thereof subsequent to the date of the execution of this Agreement and their transferees, successors and assigns, shall be and continue to remain liable hereunder for their own obligations respectively, for and during the term hereof. The Impartial Chairman shall have the power to determine whether any person, firm or corporation is a transferee, successor or assign of the Employer.

      B. Subsidiaries or affiliated firms or corporations of the Employer shall, for the purpose of this Agreement, be deemed bound by all of the terms of this Agreement to the extent that they are Employers of workers covered hereunder. The Impartial Chairman shall have the power to determine whether an alleged subsidiary or affiliate of the Employer is, in fact, such subsidiary or affiliate.

             CONTINUING OBLIGATIONS IN THE EVENT OF SALE OR TRANSFER

      34. The Employer agrees that:

      A. It will not nor will it permit its subsidiaries and/or affiliates to enter into any partnership, or consolidate or merge with, or be absorbed by any person, firm or concern or sell or transfer its or their business, in whole or in part, to any other person, firm or concern unless the new or purchasing firm agrees to be bound under this Agreement for the duration hereof and assumes all of the obligations, accrued and otherwise, to the workers, the Union and the Benefit Funds hereunder and recognize the Union as the sole and exclusive bargaining agent and representative of the employees covered by this Agreement;

      B. It will, on its own behalf and on behalf of its subsidiaries and affiliates, give to the Union at least thirty (30) days written notice prior to a final closing of any transaction or disposition enumerated above; and

      C. It and/or its subsidiaries and affiliates shall be liable to the Union and to the workers for damages, liquidated and otherwise, to be fixed by the Impartial Chairman, for any action, transaction or disposition in violation hereof; and

      D. In the event of any transaction or disposition enumerated above, it and/or its subsidiaries and affiliates will, nevertheless, continue to remain individually, collectively and personally liable under all of the provisions of this Agreement for the duration hereof unless specifically released therefrom by the Union. In addition, the new firm, person or concern shall be liable and responsible to the workers, the Union and the Benefit Funds under the provisions hereof by operation of applicable and decisional law.

                         INVALIDITY OF PART OF AGREEMENT

      35. A. If any provision of this Agreement or the enforcement or performance of such provision is or shall, at any time, be determined to be contrary to law by or enjoined by a court or administrative agency, then such provision shall not be applicable or enforced or performed, except to the extent permitted by law. The Union and the Employer shall thereupon negotiate a substitute provision. If they are unable to agree, the Impartial Chairman shall determine such substitute provision which shall be deemed incorporated into this Agreement.

      B. If any provision of this Agreement or its application to the Employer, person or circumstance is so held invalid or enjoined, the remainder of this Agreement or the application of such provision to other Employers, persons or circumstances, shall not be affected thereby.

      C. The interpretation and enforcement of this Agreement shall be governed by federal law and by the laws of the State of New York not inconsistent therewith.

                                NO DISCRIMINATION

      36. There shall be no discrimination in hiring, promotions or in terms and conditions of employment because of race, creed, color, national origin, sex or age.

                                EXISTING BENEFITS

      37. Existing benefits shall not be reduced during the term of this Agreement.

                                    JURY DUTY

      38. If, after one year of employment, a covered worker shall be required to serve as a juror (not as a volunteer and if not excused), he shall be entitled to receive the difference between the sums received by him for such jury service and his regular daily pay but such entitlement period shall not exceed three (3) weeks (15 working days) in any one year.

      A worker who receives notice of jury duty shall immediately notify his Employer.

                           TIME OFF FOR UNION MEETINGS

      39. The Employer agrees to grant to his covered workers up to three (3) hours time off, without loss of pay, not more than three (3) times during each year of this Agreement, to attend meetings called and sanctioned by the Union.

                           UNUSUAL WEATHER CONDITIONS

      40. When excessive heat or cold result in working conditions which may adversely affect a worker's health or create an unnecessary burden in the performance of the work, the Employer will promptly correct and alleviate such situations.

                                   FIRE DRILLS

      41. The Employer will use its best efforts to hold two (2) shop fire drills in each year of this Agreement in which workers are to leave the building or move into safety areas or fire towers, determined by the Employer. Workers hired in the period between drills shall be instructed by the Employer as to the location of means of egress from the shop. The Union may request two (2) such additional fire drills in any one year of this Agreement.

                                HEALTH AND SAFETY

      42. The parties agree to establish a committee on health, safety and sanitation to improve conditions.

                            NO MODIFICATION OR WAIVER

      43. A. No Employer and no worker or group of workers shall have the right to modify or waive any provision of this Agreement.

      B. The failure of either party to this Agreement to require strict performance of any provision of this Agreement shall not be deemed a waiver or abandonment of any of the rights or remedies provided herein for violation of the Agreement or any provision thereof; nor shall it constitute a waiver or abandonment of any right or remedy herein provided for a subsequent violation of any provision of the Agreement.

                              DURATION OF AGREEMENT

      44. This Agreement shall enter into force and effect on July 1, 1997 and shall remain operative and binding upon the parties hereto until and including June 30, 2000.

                               401(k) SAVINGS PLAN

      45. Workers covered by this Agreement shall be eligible to participate in the Employer's 401(k) Savings Plan ("Plan") effective on or about February 1, 1998, provided that no less than forty (40%) percent of the workers enroll in the Plan. The Employer shall contribute at the same rate as it does for non-Union employees. The Employer shall have the right to amend or discontinue the Plan at any time. Participation in the Plan shall be in accordance with all Plan documents and provisions.

      IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

                                    OFFICE AND DISTRIBUTION EMPLOYEES' UNION,
                                    LOCAL 99, UNITE, AFFILIATED WITH AFL-CIO


                                    By:
                                        -------------------------------------
                                        Christine Kerber
                                        Manager


                                    LECHTERS, INC. (OFFICE)


                                    By:
                                        -------------------------------------
                                        Ira S. Rosenberg
                                        Vice-President

Witness:

RICHARD M. GREENSPAN
Counsel to Union



[L\CBA\99Lechters.Ofc]